SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                       October 18, 2004 (October 12, 2004)


                          Trinity Learning Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State of Other Jurisdiction of Incorporation)


                 0-8924                                73-0981865
        (Commission File Number)            (IRS Employer Identification No.)


           1831 Second Street
          Berkeley, California                           94710
(Address of Principal Executive Offices)              (Zip Code)


                                 (510) 540-9300
               (Registrant's Telephone Number, Including Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related
            Audit Report or Completed Interim Review

In the process of preparing and completing its audit for the fiscal year ended June 30, 2004, Trinity Learning Corporation (the "Company") reviewed its earlier determination to consolidate the financial statements of its two partially-owned subsidiaries, IRCA (Proprietary) Limited ("IRCA") and Riverbend Group Holdings (Proprietary) Limited ("Riverbend"), both acquired during fiscal 2004. This consolidation was reflected in the Company's interim financial statements included in its three previously-filed quarterly reports for fiscal 2004. After this review and following discussions by the Company's officers with its current auditors, BDO Spencer Steward, the Company's Board of Directors concluded on October 12, 2004 to use the equity method of accounting with respect to the Company's interest in IRCA and Riverbend, rather than consolidating the financial results of these entities with those of the Company due to the existence of substantive participating rights of the minority shareholders in these entities which preclude consolidation under Emerging Issues Task Force Consensus No. 96-16 "Investor's Accounting for an Investee Where the Investor Has a Majority of the Voting Interest but the Minority Shareholder or Shareholders Have Certain Veto or Approval Rights." The Company has decided to amend its three previously filed 2004 Form 10-Qs to make the financial statements and disclosure consistent with the equity method to be reflected in the Company's financial statements for the year ended June 30, 2004.

The Company is also amending the way in which it reported the results of its Bridge Loan Financing in its March 31, 2004 Form 10-QSB. The bridge loan subscriptions were issued with warrants, which were not previously allocated any value and thus no debt discount was recorded. In addition to the allocation of the warrant value, these bridge notes and accrued interest payable contained a beneficial conversion feature when converted on March 25, 2004, which was not previously recognized. During the quarter ended March 31, 2004 we raised proceeds of $1,046,000 from the issuance of bridge notes of which $836,000 had converted to common stock in the third quarter 2004. The Company will amend its third quarter report on Form 10-QSB to record $456,643 interest expense, representing amortization during the quarter of the debt discount resulting from the allocation of fair value to the warrants, and interest expense totaling $405,283, representing the amortization of the value of the beneficial conversion feature of the bridge notes and accrued interest payable.

Item 7.01   Regulation FD Disclosure

On October 18, 2004, Douglas D. Cole, Chief Executive Officer of Trinity Learning Corporation (the "Company") issued a letter to shareholders. The full text of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

       (c)  Exhibits

            The following exhibit is furnished with this Current Report on Form 8-K:

         Exhibit
          Number                                 Description
          ------                                 -----------
           99.1                 Letter to Stockholders dated October 18, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRINITY LEARNING CORPORATION



Date: October 18, 2004                      By: /s/ Douglas Cole
                                                ------------------------------
                                                    Douglas Cole,
                                                    Chief Executive Officer



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